UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

PECO II, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-31283	34-1605456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1376 State Route 598, Galion, Ohio	44833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 468-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes In Registrant’s Certifying Accountant.

On May 27, 2005, KPMG LLP (“KPMG”), the independent registered public accounting firm for PECO II, Inc. (the “Company”), notified the Company and its Audit Committee chairman that KPMG was resigning as the Company’s independent registered public accounting firm, effective immediately.

The audit report of KPMG on the consolidated financial statements of the Company as of and for the year ended December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the fiscal year ended December 31, 2004 and the subsequent interim period through the date of its resignation notification to the Company on May 27, 2005, there were no disagreements as described under Item 304(a)(1)(iv) of Regulation S-K with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to KPMG’s satisfaction, would have cause KPMG to make reference in connection with their opinion to the subject matter of the disagreement.

In connection with the audit of the fiscal year ended December 31, 2004 and the subsequent interim period through the date of its resignation notification to the Company on May 27, 2005, there were no reportable events under Item 304(a)(1)(v) of Regulation S-K, except as described below:

•	On March 25, 2005, in connection with KPMG’s audit of the Company’s consolidated financial statements as of December 31, 2004, and for the year then ended, KPMG reported to the Company and its Audit Committee that KPMG noted a material weakness relating to insufficient internal controls over the identification of relevant revenue recognition issues in the Company’s contracts with its customers.

A letter from KPMG dated June 3, 2005, is attached as Exhibit 16.1 to this Form 8-K and is filed herewith.

The Audit Committee of the Board of Directors of the Company did not recommend or approve a change in the Company’s independent registered public accounting firm. The Audit Committee, however, is in the process of finding a new independent registered public accounting firm.

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Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
16.1	Letter of KPMG LLP, dated June 3, 2005, addressed to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO II, Inc.

Date: June 3, 2005	By:	/s/ James L. Green
James L. Green
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description of Exhibit
16.1	Letter of KPMG LLP, dated June 3, 2005, addressed to the Securities and Exchange Commission.

E-1